SUPPLEMENT DATED JULY 1, 2008 TO THE

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS

DATED MAY 1, 2008

Relating to the Maryland Insured Tax Exempt Fund

Effective July 1, 2008, the First Investors Single State Insured Tax Exempt Maryland Fund (the “Fund”) will be closed to new investments, except for systematic or automated investments and dividend reinvestments.  This action has been taken because management plans to seek approval from the Fund’s Board of Trustees (“Board”) to liquidate the Fund due to its small asset size and limited prospects for growth.  Management expects to seek such approval from the Board in August of this year and for the liquidation to occur shortly thereafter. A shareholder vote is not required to liquidate the Fund.

TEP0708

SUPPLEMENT DATED JULY 1, 2008 TO THE

FIRST INVESTORS SINGLE STATE INSURED TAX EXEMPT FUND PROSPECTUS

Georgia Fund

Maryland Fund

North Carolina Fund

Virginia Fund

DATED MAY 1, 2008

Effective July 1, 2008, the First Investors Single State Insured Tax Exempt Maryland Fund (the “Fund”) will be closed to new investments, except for systematic or automated investments and dividend reinvestments.  This action has been taken because management plans to seek approval from the Fund’s Board of Trustees (“Board”) to liquidate the Fund due to its small asset size and limited prospects for growth.  Management expects to seek such approval from the Board in August of this year and for the liquidation to occur shortly thereafter. A shareholder vote is not required to liquidate the Fund.

   MD0708